UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 8, 2009
                                                  ------------------------------

                            SALISBURY BANCORP, INC.
                         ------------------------------
               (Exact name of registrant as specified in charter)

        Connecticut                 000-24751                     06-1514263
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(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)

 5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))




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Form 8-K/A, Current Report
Salisbury Bancorp, Inc.

Section 5. Corporate Governance and Management
           -----------------------------------

Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
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           Appointment of Certain Officers; Compensatory Arrangements of Certain
           ---------------------------------------------------------------------
           Officers.
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      On September 8, 2009,  Salisbury Bancorp,  Inc. (the "Company")  announced the appointment of Ian McMahon as Chief Financial Officer and Chief Accounting Officer of the Company and its subsidiary, Salisbury Bank and Trust Company (the "Bank"). Mr. McMahon, age 50, served as Senior Vice President, Financial Planning and Analysis from 2008 to 2009 and Senior Financial Consultant from
2006 to 2007 of Doral Financial Corporation and served as Executive Vice President, Chief Financial Officer and Treasurer of NewMil Bancorp, Inc. from 1992 to 2006.

      Richard J. Cantele, Jr., President and Chief Executive Officer of the Company and the Bank, had been serving as Interim Chief Financial Officer and Interim Chief Accounting Officer of the Company and the Bank since July 7, 2009 until the appointment of Mr. McMahon as Chief Financial Officer and Chief Accounting Officer. He continues to serve as President and Chief Executive Officer of the Company and the Bank.

Section 8.   Other Events

Item 8.01.   Other Events.
--------------------------

      On September 9, 2009, the Company issued a press release related to the appointment of Ian McMahon as Chief Financial Officer of the Company and its subsidiary, Salisbury Bank and Trust Company. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9. Financial Statements and Exhibits
           ---------------------------------

      Item 9.01 Financial Statements and Exhibits.
                ----------------------------------

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Not Applicable.

      (d) Exhibits.
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          Exhibit 99.1 Press release dated September 9, 2009.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: September 9, 2009             SALISBURY BANCORP, INC.

                                     By: /s/ Richard J. Cantele, Jr.
                                         -----------------------------------
                                         Richard J. Cantele, Jr.
                                         President & Chief Executive Officer



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